Exhibit 10.1

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”) dated as of September     , 2006, by and between VIRAGEN INTERNATIONAL, INC., a Delaware corporation (the “Company”), and                      (“Subscriber”).

WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Regulation S (“Regulation S”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, Subscriber has received or has access to various offering materials (the “Documents”); and

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to Subscriber, as provided herein, and Subscriber shall purchase              shares of Series D 24% Cumulative Preferred Stock of the Company (“Preferred Stock”) at a stated value of $100 USD per share for a total purchase price of $             (the “Purchase Price”), subject to the rights and preferences described in the form of Certificate of Designation, Preferences and Rights (“Certificate of Designation”) attached as Exhibit A to this Agreement. The Preferred Stock is sometimes referred to herein as the “Securities.”

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and Subscriber hereby agree as follows:

1. Purchase of Preferred Stock. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, Subscriber shall purchase and the Company shall sell to Subscriber the number of shares of Preferred Stock set forth above. Subscriber hereby authorizes Viragen International, Inc. (as defined below) to act on Subscriber’s behalf to determine whether the conditions have been satisfied or waive any conditions. At the Closing, the Company shall issue and deliver the certificates for the Preferred Stock in exchange for the Purchase Price.

2. Closing. The consummation of the transactions contemplated herein shall take place at the offices of Viragen International, Inc. (“Viragen International”), 865 SW 78th Avenue, Suite 100, Plantation, Florida 33324, upon the satisfaction or waiver of all conditions to Closing (“Closing Date”) as established by Viragen International, Inc. including the conditions to closing set forth in Schedule 1 annexed hereto.

3. Subscriber’s Representations and Warranties. Subscriber hereby represents and warrants to and agrees with the Company that:

(a) Organization and Standing of the Subscriber. If the Subscriber is an entity, such Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b) Authorization and Power. Subscriber has the requisite power and authority to enter into and perform this Agreement and to purchase the Securities being sold to it hereunder. The execution, delivery and performance of this Agreement by Subscriber and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary entity action, and no further consent or authorization of Subscriber or its Board of Directors, stockholders, partners, members, or other persons as the case may be, is required. This Agreement has been duly authorized, executed and delivered by Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with the terms thereof.

(c) No Conflicts. The execution, delivery and performance of this Agreement and the consummation by Subscriber of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of Subscriber’s charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which Subscriber is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on Subscriber). Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase the Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d) Information on Company. In addition to receipt of the Documents, Subscriber has had access at the EDGAR Website of the Commission to the Company’s Form 10-K for the year ended June 30, 2005 and all the periodic and current reports as filed with the Commission (hereinafter referred to as the “Reports”). In addition, Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing (such other information is collectively, the “Other Written Information”), and considered all factors Subscriber deems material in deciding on the advisability of investing in the Securities.

(e) Acknowledgements by Subscriber. Subscriber acknowledges that the Preferred Stock being acquired pursuant hereto will be junior and subordinate to the Series C Preferred Stock. Accordingly, the Series C Preferred Stock will be deemed to have priority over the Preferred Stock acquired pursuant hereto with respect to dividends, liquidation and redemption rights. The Preferred Stock is not convertible into common stock of the Company nor will the purchase of the Securities by the Subscriber include any shares of common stock or other securities exercisable for or convertible into common stock of the Company. Subscriber acknowledges that a non-U.S. finder or finders will receive an 7 1/2% cash selling commission for the value of the Securities. The terms of the Preferred Stock are described in the Certificate of Designation annexed to this Subscription Agreement as Exhibit A.

(f) Information on Subscriber. The Subscriber is, an “accredited investor”, as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss of the entire investment. The information set forth on the signature page hereto regarding the Subscriber is accurate.

(g) Purchase of Securities. Subscriber will purchase the Securities as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

(h) Offshore Transaction.

(i) Subscriber is not a U.S. person (whenever such term is used herein, it shall have the meaning given in Regulation S).

(ii) At the time Subscriber executed and delivered this Agreement, Subscriber was outside the United States and is outside of the United States as of the date of the execution and delivery of this Agreement.

(iii) Purchaser is acquiring the Preferred Stock for its own account and not on behalf of any U.S. person, and the sale has not been pre-arranged with a purchaser in the United States.

(iv) Any distributor participating in the offering of the Preferred Stock has agreed in writing that all offers and sales of the Securities prior to the expiration of a period commencing on the date of the Closing and ending one year thereafter, unless adjusted as hereinafter provided (the “Restricted Period”), shall only be made in compliance with the safe harbor contained in Regulation S, pursuant to registration of the Securities under the 1933 Act or pursuant to an exemption from registration.

(v) Subscriber represents and warrants and hereby agrees that all offers and sales of the Preferred Stock prior to the expiration of the Restricted Period shall only be made in compliance with the safe harbor contained in Regulation S, pursuant to registration of the Preferred Stock under the 1933 Act or pursuant to an exemption from registration, and all offers and sales after the Restricted Period shall be made only pursuant to such a registration or to such exemption from registration.

(vi) Subscriber acknowledges that, in the view of the Securities and Exchange Commission (“SEC”), the statutory exemption claimed in this transaction would not be present if the offering of Preferred Stock, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. Subscriber is acquiring the Preferred Stock for investment purposes and has no present intention to sell the Preferred Stock in the United States or to a U.S. person or for the account or benefit of a U.S. person either now or promptly after the expiration of the Restricted Period.

(vii) Subscriber is not an underwriter of, or dealer in, the Preferred Stock; and Subscriber is not participating, pursuant to a contractual agreement in the distribution of the Preferred Stock.

(viii) The undersigned will not engage in any hedging transactions as precluded by Regulation S under the Act.

(ix) Subscriber hereby agrees that the Company may insert the following or similar legend on the face of the certificates evidencing the Preferred Stock in compliance with Regulation S of the 1933 Act:

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED PURSUANT TO A SAFE HARBOR FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THE SECURITIES ARE “RESTRICTED” AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, PURSUANT TO REGULATION S OR PURSUANT TO AVAILABLE EXEMPTIONS

FROM THE REGISTRATION REQUIREMENTS OF THE ACT, AND THE COMPANY WILL BE PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE. FURTHER HEDGING TRANSACTIONS INVOLVING THE SHARES MAY NOT BE MADE EXCEPT IN COMPLIANCE WITH THE ACT.”

(i) Preferred Stock Legend. In addition to the legend described above, the Preferred Stock shall bear the following or similar legend:

“THIS PREFERRED STOCK HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS PREFERRED STOCK MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THESE SHARES OF PREFERRED STOCK UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO VIRAGEN INTERNATIONAL, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.”

(j) Communication of Offer. The offer to sell the Securities was directly communicated to the Subscriber by the Company. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

(k) No Governmental Review. Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(l) Correctness of Representations. Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof.

4. Company Representations and Warranties. The Company represents and warrants to and agrees with Subscriber that except as set forth in the Reports and as otherwise qualified in the Documents.

(a) Due Incorporation. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as disclosed in the Reports. The Company is duly qualified to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. For purpose of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, properties or business of the Company and its subsidiaries taken as a whole. For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity. All the Company’s Subsidiaries as of the Closing Date are set forth in the Reports.

(b) Company Representations under Regulation S. The Company makes the following representations and warranties as to Regulation S:

(i) Reporting Company Status. The Company is a reporting issuer as defined by Rule 902 of Regulation S and is issuing the Securities as Category 3 securities under Rule 902 of Regulation S;

(ii) Offshore Transaction. The Company has not offered the Securities to any person in the United States or to any U.S. person or for the account or benefit of any U.S. person; and

(iii) No Directed Selling Efforts. In regard to this transaction, the Company has not conducted any “directed selling efforts” as that term is defined in Rule 902 of Regulation S, nor has the Company conducted any general solicitation relating to the offer and sale of the within securities to persons resident within the United States or elsewhere.

(c) Outstanding Stock. All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

(d) Authority; Enforceability. This Agreement, the Documents, the Preferred Stock, Certificate of Designation and any other agreements delivered together with this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

(e) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its Affiliates, any Principal Market (as defined in Section 7(b) of this Agreement), nor the Company’s stockholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities. The issuance and sale of the Preferred Stock and the Transaction Documents have been approved by the Company’s Board of Directors.

(f) No Violation or Conflict. Assuming the representations and warranties of the Subscriber in Section 3 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company’s obligations under this Agreement and all other Transaction Documents entered into by the Company will:

(i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default in any material respect) of a material nature under (A) the certificate of incorporation or bylaws of the Company, (B) to the Company’s knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its Affiliates is a party, by which the Company or any of its Affiliates is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any “lock-up” or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or to the Company’s knowledge;

(ii) result in the creation or imposition of any lien, charge or encumbrance upon the Securities or any of the assets of the Company or any of its Affiliates; or

(iii) result in the activation of any anti-dilution rights or a reset or re-pricing of any debt or security instrument of any other creditor or equity holder of the Company, nor result in the acceleration of the due date of any obligation of the Company; or

(iv) result in the activation of any piggy-back registration rights of any person or entity holding securities or debt of the Company or having the right to receive securities of the Company.

(g) The Securities. The Securities upon issuance:

(i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

(ii) have been, or will be, duly and validly authorized and on the date of issuance of the Securities, will be duly and validly issued, fully paid and nonassessable;

(iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;

(iv) will not subject the holders thereof to personal liability by reason of being such holders, provided Subscriber’s representations herein are true and accurate and Subscriber takes no action or fails to take any actions required for their purchase of the Securities to be in compliance with all applicable laws and regulations; and

(v) will not result in a violation of Section 5 under the 1933 Act.

(h) Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents. Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

(i) Reporting Company. The Company is a publicly-held company subject to reporting obligations pursuant to Section 13(a) and 15(d) of the Securities Exchange Act of 1934 (the “1934 Act”) and has a class of common shares registered pursuant to Section 12(g) of the 1934 Act. Pursuant to the provisions of the 1934 Act, the Company has filed all reports and other materials required to be filed thereunder with the Commission during the preceding twelve months.

(j) No Market Manipulation. The Company and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the common stock of the Company to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold, provided, however, that this provision shall not prevent the Company from engaging in investor relations/public relations activities consistent with past practices.

(k) Information Concerning Company. The Reports, as amended, the Documents and Transaction Documents contain all material information relating to the Company and its subsidiaries and their operations and financial condition and other information, as of their respective dates required to be disclosed therein. Since the last day of the fiscal year of the most recent annual audited financial statements included in the Reports (“Latest Financial Date”), and except as modified in the Other Written Information, there has been no Material Adverse Event relating to the Company’s business, financial condition or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

(l) Stop Transfer. The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws, including Regulation S, and unless contemporaneous notice of such instruction is given to the Subscriber.

(m) Defaults. The Company is not in violation of its certificate or articles of incorporation or bylaws. The Company, to the best of its knowledge, is (i) not in default under or in violation of any material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

(n) Not an Integrated Offering. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules of any Principal Market [as defined in Section 7(b)] which would impair the exemptions relied upon in this offering or the Company’s ability to timely comply with its obligations hereunder. Nor will the Company or any of its Affiliates take any action or steps that would cause the offer or issuance of the Securities to be integrated with other offerings which would impair the exemptions relied upon in this offering or the Company’s ability to timely comply with its obligations hereunder. The Company and its Affiliates will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Securities, which would impair the exemptions relied upon in this offering or the Company’s ability to timely comply with its obligations hereunder. The Company has previously issued 3,154 Preferred Stock shares.

(o) No General Solicitation. Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

(p) Quotation. The common stock of the Company is included for quotation on the Over-the-Counter Market. Except as disclosed in the Reports, the Company has not received any oral or written notice that the Common Stock is not eligible, nor will become ineligible for trading on the Over-the-Counter Market, nor that its Common Stock does not meet all requirements for the continuation of such inclusion.

(q) No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, which are not disclosed in the Reports and Other Written Information, other than those incurred in the ordinary course of the Company’s businesses since the Latest Financial Date and which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(r) No Undisclosed Events or Circumstances. Since the Latest Financial Date, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

(s) Capitalization. The authorized and outstanding capital stock of the Company as of the date of this Agreement (not including the Securities and the Series C Preferred Stock) are set forth in the Documents. Except as set forth therein, there are no options, warrants, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company or any of its Subsidiaries. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

(t) No Disagreements with Accountants and Lawyers. There are no disagreements of any kind during the two fiscal years preceding the date of this Agreement, presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers.

(u) Internal Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(v) Correctness of Representations. The Company represents that the information in the Documents is true and correct in all material respects as of the date hereof, and the foregoing representations and warranties are true and correct as of the date hereof in all material respects.

(w) Survival. The foregoing representations and warranties shall survive until three years after the Closing Date.

5. Private Offering. The offer and issuance of the Securities to the Subscriber is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Regulation S.

6 Concerning the Preferred Stock.

(a) No Interest. Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest or dividends required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Subscriber and thus refunded to the Company.

(b) Redemption. The Preferred Stock shall not be redeemable or callable except as described in the Certificate of Designation.

7. Covenants of the Company. The Company covenants and agrees with Subscriber that so long as Subscriber owns the Preferred Stock, the Company will use its best efforts in good faith to do the following:

(a) Stop Orders. The Company will advise Subscriber, within four hours after the Company receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

(b) Over-the-Counter Market. The Company will continue the inclusion for the quotation of its Common Stock in the Over-the-Counter Market (the “Principal Market”), and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. As of the date of this Agreement, the Over-the-Counter Market is the Principal Market.

(c) Market Regulations. The Company shall notify the Commission, the Principal Market and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to Subscriber.

(d) Filing Requirements. From the date of this Agreement and until the sooner of (i) two (2) years after the date hereof or (ii) until all the Preferred Stock is no longer outstanding, the Company will (A) comply in all respects with its reporting and filing obligations under the 1934 Act and (B) cause its Common Stock to continue to be registered under Section 12(g) of the 1934 Act. The Company will use its best efforts not to take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts. .

(e) Taxes. From the date of this Agreement and until the sooner of (i) two (2) years after the date hereof, or (ii) until all the Preferred Stock is no longer outstanding, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto, and provided, further, that the Company will pay all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore.

(f) Insurance. From the date of this Agreement and until the sooner of (i) two (2) years after the date hereof, or (ii) until all the Preferred Stock is no longer outstanding, the Company will keep its assets which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company’s line of business, in amounts sufficient to prevent the Company from becoming a co-insurer and not in any event less than one hundred percent (100%) of the insurable value of the property insured; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated and to the extent available on commercially reasonable terms.

(g) Books and Records. From the date of this Agreement and until the sooner of (i) two (2) years after the date hereof, or (ii) until all the Preferred Stock is no longer outstanding, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

(h) Governmental Authorities. From the date of this Agreement and until the sooner of (i) two (2) years after the date hereof, or (ii) until all the Preferred Stock is no longer outstanding, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

(i) Intellectual Property. From the date of this Agreement and until the sooner of (i) two (2) years after the date hereof, or (ii) until all the Preferred Stock is no longer outstanding, the Company shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business, unless it is sold for value.

(j) Properties. From the date of this Agreement and until the sooner of (i) two (2) years after the date hereof, or (ii) until all the Preferred Stock is no longer outstanding, the Company will keep its properties in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all necessary and proper repairs, renewals, replacements, additions and improvements thereto; and the Company will at all times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a Material Adverse Effect.

(k) Non-Public Information. The Company covenants and agrees that neither it nor any other person acting on its behalf will provide any Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto Subscriber shall have agreed in writing to receive such information. The Company understands and confirms that Subscriber shall be relying on the foregoing representations in effecting transactions in securities of the Company.

8. Covenants of the Company and Subscriber Regarding Indemnification.

(a) The Company agrees to indemnify, hold harmless, reimburse and defend Subscriber, the Subscriber’s officers, directors, agents, Affiliates, control persons, and principal shareholders or other equity holders against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees and expenses) of any nature, incurred by or imposed upon the Subscriber or any such person which results, arises out of or is based upon (i) any misrepresentation by Company or breach of any warranty by Company in this Agreement, in the Documents or in any Exhibits attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscriber relating hereto.

(b) Subscriber agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company’s officers, directors, agents, Affiliates, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees and expenses) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by Subscriber of any covenant or undertaking to be performed by Subscriber hereunder, or any other agreement entered into by the Company and Subscriber, relating hereto.

(c) In no event shall the liability of Subscriber or permitted successor hereunder or under any Transaction Document or other agreement delivered in connection herewith be greater in amount than the dollar amount of the Purchase Price.

9. Miscellaneous.

(a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Viragen International, Inc., 865 S.W. 78th Avenue, Suite 100, Plantation, Florida 33324, telecopier: (954) 233-1414, and (ii) if to the Subscriber, to: the one or more addresses and telecopier numbers indicated on the signature page hereto. The Company may change its address for notices but only to an address and fax number located in the United States.

(b) Entire Agreement; Assignment. This Agreement, the Documents and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscriber has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscriber.

(c) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

(d) Law Governing this Agreement. This Agreement and all disputes arising therefrom and the transaction contemplated thereby shall be governed by and construed in accordance with the laws of the State of Florida without regard to conflicts of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by any party against another party concerning this Agreement or any of the transactions contemplated by this Agreement shall be brought only in the civil or state courts of Florida or in the federal courts located in Broward County, Florida. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the personal jurisdiction of such courts for such purposes and hereby waive trial by jury in any such action or proceeding. The prevailing party shall be entitled to recover from the adverse party its reasonable attorney’s fees, costs and expenses. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(e) Specific Enforcement, Consent to Jurisdiction. The Company and Subscriber acknowledge and agree that irreparable damage may occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek one or more preliminary and final injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 9(d) hereof, each of the Company, Subscriber and any signator hereto in his personal capacity hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in Florida of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

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SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT (A)

Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

VIRAGEN INTERNATIONAL, INC. a Delaware corporation

By:	/s/ Dennis W. Healey
Name:	Dennis W. Healey
Title:	Executive Vice President/CFO

Dated: , 2006

SUBSCRIBER	PURCHASE PRICE AND STATED VALUE OF PREFERRED STOCK	COMMON SHARES
[NAME]
[Address]
OR

Fax:

(Signature)
By:

SCHEDULE 1

1.1. Deliveries.

(a) On the Closing Date, the Company shall deliver or cause to be delivered to each Subscriber the following:

(i) this Agreement duly executed by the Company;

(ii) certificates registered in the name of the Subscriber representing the number of shares of Series D Preferred Stock being sold to such Subscriber hereunder as set forth opposite such Subscriber’s name on the signature page hereto; and

(iii) a certificate evidencing the incorporation (or other organization) and good standing of the Company and each of its Subsidiaries in such entity’s state of incorporation or organization and, as to the Company, in the State of Florida, as of a date within ten (10) days of the Closing Date;

(b) On the Closing Date, each Subscriber shall deliver or cause to be delivered to the Company the following:

(i) this Agreement duly executed by such Subscriber; and

(ii) Subscriber’s Purchase Price for the Preferred Stock being purchased.

1.2. Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all respects when made and on the Closing Date of the representations and warranties of the Subscribers contained herein;

(ii) all obligations, covenants and agreements of the Subscribers required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by the Subscribers of the items set forth in Section 1.1(b) of this Agreement.

(b) The respective obligations of the Subscribers hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all respects on the date hereof and on the Closing Date of the representations and warranties of the Company contained herein;

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 1.1(a) of this Agreement;

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(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(v) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or Florida or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of Subscriber, makes it impracticable or inadvisable to purchase the Preferred Stock at the Closing.

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